PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares

I Class Shares

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated May 29, 2012

to the Statement of Additional Information dated December 31, 2011

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The following shall be inserted as a new sub-section following the sub-section entitled “Commercial Paper” under the heading “NON-PRINCIPAL INVESTMENT POLICIES AND RISKS” on page 8 of the Statement of Additional Information:

Exchange-Traded Notes.  The Fund may invest up to 5% of its assets in exchange-traded notes (ETNs). ETNs are debt obligations of investment banks which are traded on exchanges and the returns of which are generally linked to the performance of market-related indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer, generally on a daily or weekly basis, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.  The tax treatment of income from ETNs is in many cases uncertain, so that an investment by the Fund in ETNs could result in substantial, unexpected tax liabilities for the Fund or its shareholders if the IRS or a court ultimately determines that the Fund’s reporting of income from the ETNs was incorrect.  The tax treatment of ETNs may also be adversely affected by future legislation, Treasury Regulations and/or other guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Please retain this Supplement for future reference.